UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2017

CIMAREX ENERGY CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31446	45-0466694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  303-295-3995

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

Effective January 1, 2016, Cimarex Energy Co. amended and restated its supplemental savings plan regarding administrative changes concerning distribution elections and other immaterial provisions.  The amendment did not change the employer matching features of the plan.  A copy of the plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit
10.1	Cimarex Energy Co. Supplemental Savings Plan Amended and Restated Effective January 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMAREX ENERGY CO.

Date: March 31, 2017	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel and Secretary

Exhibit Index

Number	Exhibit
10.1	Cimarex Energy Co. Supplemental Savings Plan Amended and Restated Effective January 1, 2016